SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                   MAY 3, 1999
                                (Date of Report)



                                EATON VANCE CORP.
             (Exact name of registrant as specified in its charter)



         MARYLAND                         1-8100                              04-2718215
(State or other jurisdiction      (Commission File Number)        (IRS Employer Identification No.)
  of incorporation)

   255 STATE STREET, BOSTON, MASSACHUSETTS                 02109
   (Address of principal executive offices)              (Zip Code)



                                 (617) 482-8260
               Registrant's telephone number, including area code



                                Page 1 of 4 pages

                       INFORMATION INCLUDED IN THE REPORT



ITEM 5.           OTHER EVENTS

                  Registrant's financial statements will be affected by an accounting change in the treatment of sales commissions and other offering costs paid with respect to certain funds sponsored by the Registrant.

                  The nature and effect of the accounting change is described in registrant's news release of May 3, 1999, a copy of which is filed herewith as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) The exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K and is set forth in the Exhibit Index and incorporated herein by reference.


                                Page 2 of 4 pages

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EATON VANCE CORP.
                                      (Registrant)


Date: May 3, 1999                      /s/ William M. Steul
                                       ---------------------------------
                                       William M. Steul, Chief Financial Officer



                                Page 3 of 4 pages

                                  EXHIBIT INDEX


         Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibits are filed as part of this report:


EXHIBIT NO.              DESCRIPTION


   99.1                  Copy of registrant's news release dated May 3, 1999.







                                Page 4 of 4 pages